SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 14, 1997



                              IMC Securities, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                         333-4911                                   59-3284026
---------------------------------------        ----------------------------------------        ---------------------------------

    (State or Other Jurisdiction                       (Commission File Number)                        (I.R.S. Employer
          of Incorporation)                                                                           Identification No.)



        3450 Buschwood Park Drive
              Tampa Florida                                                                                    33618
---------------------------------------                                                        -----------------------------------

          (Address of Principal                                                                              (Zip Code)
            Executive Offices)


        Registrant's telephone number, including area code (813) 932-2211


                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

               8.1         Tax Opinion of Arter & Hadden

              23.1 Consent of Coopers & Lybrand, L.L.P. (Independent Auditors of MBIA Insurance Corporation)

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMC SECURITIES, INC. as
                                             Depositor


                                        By:    /s/ Thomas Middleton
                                               --------------------------------
                                               Name: Thomas Middleton
                                               Title:  President and Chief
                                                        Operating Officer





Dated:  March 14, 1997

                                  EXHIBIT INDEX


Exhibit No.               Description                                  Page No.

 8.1                      Tax Opinion of Arter & Hadden

23.1 Consent of Coopers & Lybrand, L.L.P. (Independent Auditors of MBIA Insurance Corporation)